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                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-QSB of First Community Financial Corporation, (the "Company" for the period ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report", I, James R. McLaughlin, of the Company, certify, pursuant to 18 U.S.C. [sect]1350, as adopted pursuant to [sect]906 of the Sarbanes-Oxley Act of 2002, that:


      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.

Date: November 12, 2002                 By: /s/ James R. McLaughlin
      -----------------                     -----------------------
                                            James R. McLaughlin, President & CEO